                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-49256, 33-65988, 33-90826, 333-29309 and
333-54714.

                                          ARTHUR ANDERSEN LLP

Indianapolis, Indiana,
April 12, 2002.